Leases	12 Months Ended	6 Months Ended
	Dec. 31, 2012	Jun. 30, 2013 Southeast Operations
Leases
Leases

Rental expense for operating leases was $14.3 million, $14.5 million, and $14.2 million for the years ended December 31, 2012, 2011, and 2010, respectively. Sublease rental income was not material in any of the periods presented.

As of December 31, 2012, our minimum lease payment requirements for noncancelable operating leases with remaining terms of more than one year are as follows (in thousands):

2013	$12,346
2014	11,613
2015	10,919
2016	9,061
2017	8,520
Thereafter	36,723
Total	$89,182

These future minimum lease payment requirements have not been reduced by sublease rentals due in the future under noncancelable subleases. Minimum sublease income expected to be received in the future is not material.

NOTE 5—Leases

        During 2012, the Southeast Operations entered into capital leases for certain of its equipment. The gross amount of equipment under capital leases and the related accumulated depreciation, included as a component of property, plant and equipment, at December 30, 2012 were as follows (dollars in thousands):

Equipment	$112
Accumulated depreciation	(10)

$102

        As of December 30, 2012, the minimum annual rental payments under the terms of its leases which expire at various dates through 2015 are as follows (dollars in thousands):

	Capital	Operating
Calendar years ending December 31:
2013	$55	$120
2014	24	115
2015	5	90
Thereafter	—	—

Total minimum lease payments	84	$325

Less amounts representing interest	(4)

Present value of net capital lease payments	$80

        Rent expense for the year ended December 30, 2012 was $0.4 million.